UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Current Report)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 10, 2007

CHINA SECURITY & SURVEILLANCE
TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50917	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road Futian District, Shenzhen, China, 518034
(Address of Principal Executive Offices)

(86) 755-83765666
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 4, 2007, China Security & Surveillance Technology, Inc. (the “Company”) entered into an agreement to acquire 100% of the equity of Allied Rich Limited which is the holding company of Changzhou Minking Electronics Co., Ltd. (the “Acquisition”). Effective on June 4, 2007, the Company assumed the risks of ownership and began managing the acquired company and its subsidiary. As of the date of this report, the Company has paid the cash consideration for the Acquisition. On June 7, 2007, the Company filed a Current Report on Form 8-K (the “Current Report”) to report the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K. Because Allied Rich Limited had no substantive business operations since its formation in February 2007 until it acquired Changzhou Minking Electronics Co., Ltd. on June 1, 2007, the financial statements included herein present the financial condition, results of operations and cash flows of Changzhou Minking Electronics Co., Ltd. through March 31, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The following financial statements of Changzhou Minking Electronics Co., Ltd. are attached hereto as Exhibit 99.1:
(i)	Balance sheets as of March 31, 2007 (unaudited) and December 31, 2006;
(ii)	Statements of income and comprehensive income for the three months ended March 31, 2007 and 2006 (unaudited), and the year ended December 31, 2006;
(iii)	Statements of changes in shareholders’ equity for the three months ended March 31, 2007 (unaudited) and the year ended December 31, 2006; and
(iv)	Statements of cash flows for the three months ended March 31, 2007 and 2006 (unaudited), and the year ended December 31, 2006.

(b) Pro-forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company are attached hereto as Exhibit 99.1:

(i)	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2007; and
(ii)	Unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2006 and for the three months ended March 31, 2007; and

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Financial statements of Changzhou Minking Electronics Co., Ltd. and unaudited pro forma condensed consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.

Date: August 10, 2007

/s/ Guoshen Tu

Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Financial statements of Changzhou Minking Electronics Co., Ltd. and unaudited pro forma condensed consolidated financial statements